(LOGO)

                               ARTISAN SMALL CAP
                                   VALUE FUND

                                   PROSPECTUS

                                AUGUST 20, 1997
                        (SUPPLEMENTED FEBRUARY 27, 1998)


                      INVESTMENT MANAGEMENT PRACTICED WITH
                     INTELLIGENCE AND DISCIPLINE IS AN ART.

Please read this prospectus before investing and keep it on file for future reference. It contains important information, including how the Fund invests and the services available to shareholders.

A Statement of Additional Information dated the date of this prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference (is legally considered a part of this prospectus). The Statement of Additional Information is available free upon request by calling 1-800-344-1770.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ARTISAN
SMALL CAP
VALUE FUND

A NO-LOAD FUND


ARTISAN SMALL CAP VALUE FUND invests for long-term capital growth. The Fund invests primarily in common stocks that appear undervalued relative to earnings, book value, cash flow or potential earnings growth and are issued by small companies whose outstanding shares have an aggregate market value of less than $1 billion.


PROSPECTUS
AUGUST 20, 1997
(SUPPLEMENTED FEBRUARY 27, 1998)

ARTISAN FUNDS, INC.
1000 North Water Street, Suite 1770
Milwaukee, Wisconsin 53202

                                         1
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CONTENTS

THE FUND AT A GLANCE         4  GOAL; STRATEGY; MANAGEMENT

                             5  CLOSING THE FUND; WHO MAY WANT
                                TO INVEST; RISKS AND RETURNS

EXPENSES AND PERFORMANCE     6  EXPENSES; FINANCIAL HIGHLIGHTS

                             7  PERFORMANCE

YOUR ACCOUNT                 7  DOING BUSINESS WITH THE FUND;
                                ELIGIBILITY TO INVEST AFTER THE FUND
                                IS CLOSED

                             8  HOW TO BUY SHARES; MINIMUM
                                INVESTMENTS; AUTOMATIC
                                INVESTMENT PLAN

                             9  WAYS TO SET UP YOUR ACCOUNT

                            11  HOW TO SELL SHARES

SHAREHOLDER AND ACCOUNT     13  STATEMENTS AND REPORTS; SHARE PRICE;
POLICIES                        PURCHASES

                            14  REDEMPTIONS; ACCOUNT REGISTRATION;
                                TELEPHONE TRANSACTIONS

                            15  TELEPHONE EXCHANGE PLAN

DIVIDENDS, CAPITAL GAINS    16  DISTRIBUTION OPTIONS; TAXES
AND TAXES
                            17  UNDERSTANDING DISTRIBUTIONS

THE FUND IN DETAIL          18  ORGANIZATION; MANAGEMENT

                            19  EXPENSES

                            20  THE FUND'S INVESTMENT PHILOSOPHY

                            21  SECURITIES, INVESTMENT PRACTICES AND
                                RISKS; COMMON STOCKS AND OTHER
                                EQUITY SECURITIES

                            22  FOREIGN SECURITIES; CONVERTIBLE
                                SECURITIES; MANAGING INVESTMENT
                                EXPOSURE

                            23  ILLIQUID AND RESTRICTED SECURITIES;
                                DIVERSIFICATION; LENDING PORTFOLIO
                                SECURITIES; REPURCHASE AGREEMENTS;
                                WHEN-ISSUED AND DELAYED-DELIVERY
                                SECURITIES; BORROWING

                            24  OTHER INVESTMENT COMPANIES;
                                PORTFOLIO TURNOVER

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THE FUND AT A GLANCE
--------------------

GOAL

ARTISAN SMALL CAP VALUE FUND (THE "FUND"), ONE OF THE SERIES OF FUNDS OF ARTISAN FUNDS, INVESTS FOR LONG-TERM CAPITAL GROWTH.

STRATEGY

THE FUND INVESTS PRIMARILY IN COMMON STOCKS THAT APPEAR UNDERVALUED RELATIVE TO EARNINGS, BOOK VALUE, CASH FLOWS OR POTENTIAL EARNINGS GROWTH AND ARE ISSUED BY SMALL COMPANIES WHOSE OUTSTANDING SHARES HAVE AN AGGREGATE MARKET VALUE OF LESS THAN $1 BILLION. It attempts to manage investment risk in the stocks it purchases by emphasizing investments in businesses that have positive cash flow, strong balance sheets and business strategies that are economically sound under ordinary circumstances. Stocks are generally sold when they approach the Fund's estimate of their enterprise value.

Because the Fund typically invests in companies that are characterized by sparse Wall Street research coverage, it uses its own detailed screening and research process. Companies in which the Fund invests usually appear undervalued because they fall into one of the following general categories:

- The company operates in an industry category that is cyclical in nature and is presently out of favor.

- The company has assets which are not adequately reflected in its market value.

- The company has experienced problems leading to a depressed stock price, but is undergoing or is likely to undergo some change which the Fund believes will improve its operations.

- The company is undiscovered or misunderstood by Wall Street analysts.

In addition to emphasizing investments in companies that are undervalued and represent acceptable investment risks, the Fund attempts to manage portfolio risk by diversifying its holdings to avoid concentration in any one stock or industry sector.

MANAGEMENT

Artisan Partners Limited Partnership ("Artisan Partners"), located in Milwaukee, Wisconsin, San Francisco, California and Atlanta, Georgia, selects investments for the Fund. Scott C. Satterwhite, vice president of Artisan Funds, is the portfolio manager and is responsible for the day-to-day management of the Fund. He makes all investment decisions with the assistance of a team of Artisan Partners investment research and trading professionals.

Immediately prior to joining Artisan Partners, Mr. Satterwhite was the portfolio manager of Biltmore Special Values Fund from August 1, 1993 through May 31, 1997 and throughout that period had full discretionary authority over the selection of investments for that fund. Average annual total returns for the Biltmore Special Values Fund for the following periods were:

6/1/96 - 5/31/97 (1 year).................25.00%
6/1/94 - 5/31/97 (3 years)................25.95%
8/1/93 - 5/31/97 (3 years, 10 months).....19.78%

Past performance is not a guarantee of future results and the information shown reflects the performance of another fund managed by Mr. Satterwhite, not the performance of the Fund. The average annual total returns of the Biltmore Special Values Fund shown are those of its Class A shares and do not include the effect of the sales charges applicable to those shares. If an investor had paid the Class A sales charge of 4.50% on the first day of each of the above periods, the average annual total returns for Biltmore Special Values Fund including that sales charge would have been 19.38%, 24.03% and 18.35%, respectively. Artisan Small Cap Value Fund is a no-load fund. The

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returns achieved by Mr. Satterwhite as portfolio manager of the Biltmore
Special Values Fund reflect the expenses of that fund and the value of its assets; the expenses of the Fund are estimated to be higher and the effect of those expenses may result in less favorable performance. However, actual expenses may be higher or lower than those estimated.

CLOSING THE FUND

The Fund intends to close to new investors when it reaches approximately $400 million in total net assets. The board decided that limiting the Fund's size would be in the best interests of shareholders because it will allow Artisan Partners to concentrate the Fund's investments in a manageable number of small companies without taking too large a position in any single company. For more information, see page 7.

WHO MAY WANT TO INVEST

Artisan Small Cap Value Fund is designed for investors who want long-term capital growth rather than income and who have the long-term investment outlook needed for investing in stocks of small companies. The Fund involves risk and is not an appropriate investment for conservative investors who are seeking preservation of capital or income.

RISKS AND RETURNS

Historically, stocks have shown greater growth than other types of securities. In the short term, however, stock prices may fluctuate widely in response to company, market or economic news. In addition, the stocks of small companies often involve more volatility than the stocks of larger companies. The Fund does not pursue income and is not by itself a balanced investment plan.

The Fund will seek to limit risk by investing is undervalued companies; emphasizing investments in companies that have positive cash flow, strong balance sheets and business strategies that are economically sound under ordinary circumstances; and diversifying its holdings to avoid concentration in any one stock or industry sector.

The value of the Fund's investments and the return it generates vary from day to day. Performance depends on Artisan Partners' skill in selecting individual stocks, as well as general market and economic conditions. When you sell your shares, they may be worth more or less than you paid for them.

See "Securities, Investment Practices and Risks" on page 21 for the types of investments the Fund may make and "Your Account" on pages 8 and 11 for how to buy and redeem shares.

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EXPENSES AND PERFORMANCE
------------------------

EXPENSES

Shareholder transaction expenses are charges you pay when you buy or sell shares of the Fund.

Maximum sales charge on purchases
and reinvested dividends..................NONE

Deferred sales charge on redemptions......NONE

Redemption fee (a)........................NONE

Exchange fee..............................NONE

(a) A shareholder requesting payment of redemption proceeds by wire must pay the cost of the wire (currently $5).

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS). The Fund pays its own operating expenses, including a management fee to Artisan Partners. The Fund also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and reports. The Fund's expenses are factored into its share price or dividends, are subtracted from the share price daily and are not charged directly to shareholder accounts.

The Fund expects to incur the following expenses (shown as a percentage of average net assets):

Management fee                            1.00%

12b-1 fee                                 NONE

Other expenses (after reimbursement)      1.00%
                                          -----
Total operating expenses                  2.00%
                                          =====

Artisan Partners has undertaken to reimburse the Fund for any ordinary operating expenses in excess of 2.00% of average net assets over each fiscal year. The purpose of the expense table is to help you understand the costs and expenses associated with investing in the Fund. The estimate of "Other expenses" is based on the estimated expenses the Fund expects to incur during its fiscal year ending June 30, 1998. Without the Adviser's expense reimbursement, "Other expenses" during that period would be estimated to be 2.12%.

EXAMPLE: Let's say, hypothetically, that the Fund's annual return is 5% and that its operating expenses are exactly as shown in the column to the left. For every $1,000 you invested, here's how much you would have paid in total expenses if you closed your account after the number of years indicated:

After 1 year........$21
After 3 years.......$65

THIS EXAMPLE ILLUSTRATES THE EFFECT OF EXPENSES, BUT IS NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLE. Because the Fund is new, the above amounts are estimates.

FINANCIAL HIGHLIGHTS

The information below shows the results of an investment in the Fund from the commencement of operations on September 29, 1997 through December 31, 1997. These results have not been audited.

                                       Period
                                        Ended
                                    December 31,
                                        1997
                                    ------------
Net asset value,
  beginning of period                  $10.00

Income from investment operations:
  Net investment loss                  (0.01)
                                       ------
  Net realized and unrealized
       gains on securities               0.32
                                       ------
       Total from investment
            operations                   0.31
                                       ------
Net asset value,
  end of period                        $10.31
                                       ======
Total Return*                            3.1%

Ratios/supplemental data:
  Net assets,
       end of period (millions)         $27.4
  Ratio of expenses to
       average net assets**             1.93%
  Ratio of net investment loss
       to average net assets**        (0.12)%
  Portfolio turnover rate*              9.40%
  Average commission rate
       per share                      $0.0438

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 *Not annualized.
**Annualized. The ratios of expenses to average net assets and net investment loss to average net assets include fees waived by the Adviser. Absent fees waived by the Adviser, the ratios of expenses to average net assets and net investment loss to average net assets would have been 2.08% and (0.27)%, respectively.

PERFORMANCE

Mutual fund performance is commonly measured as total return. TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. Total return reflects the Fund's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same total return if performance had been constant over the entire period. Average annual total return smoothes out variations in performance; it is not the same as actual year-by-year results.

Total return and average annual total return are based on past results and are not a prediction of future performance. They do not include the effect of income taxes paid by shareholders. The Fund may sometimes show its performance compared to certain performance rankings, averages or stock indexes (described more fully in the Statement of Additional Information).


YOUR ACCOUNT
------------

DOING BUSINESS WITH THE FUND

The Fund provides shareholders with service during extended business hours. To reach the Fund, call 1-800-344-1770.

ELIGIBILITY TO INVEST AFTER THE FUND IS CLOSED

The Fund intends to close to new investors when it reaches approximately $400 million in total net assets. If you are a shareholder of the Fund when it closes, you will be able to make additional investments in the Fund and reinvest your dividends and capital gain distributions, even after the Fund has closed.

You may open a new account after the Fund is closed only if:

- you are already a shareholder (in your own name or as beneficial owner of shares held in someone else's name);

- you are transferring or doing a "rollover" into an Artisan Funds IRA from an employee benefit plan through which you held shares of the Fund (if your plan doesn't qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

- you are in an employee benefit plan sponsored by an institution that also sponsors (or is an affiliate of an institute that sponsors) another employee benefit plan account that was a shareholder of the Fund when it closed;

- you are a director or officer of Artisan Funds, Inc., or a partner or employee of Artisan Partners, or a member of the immediate family of any of those people;

- you are a client of Artisan Partners or you have an existing business relationship with Artisan Partners and, in the judgment of Artisan Partners, your investment in the Fund would not adversely affect Artisan Partners' ability to manage the Fund effectively; or

- you are a client of a financial adviser or planner who had at least $500,000 of client assets invested with the Fund or at least $1 million of client assets invested in Artisan Funds, as of the date the Fund closed to new investors.

You may continue to add to your Fund account(s) through the reinvestment of dividends and distributions from the Fund and through the purchase of additional Fund shares. An employee benefit plan which is a Fund shareholder may continue to buy shares in the ordinary course of the plan's operations even for new plan participants. An eligible financial adviser or planner may continue to buy shares for existing and new clients.

The Fund does not intend to resume sales of shares to new investors after it closes, although the board of directors may decide to re-open at a later date. Call us at 1-800-344-1770 if you have questions about your eligibility to invest after the Fund has closed.

The Fund intends to close when it reaches approximately $400 million in total net assets, not on a designated date. SHAREHOLDERS WILL NOT BE INFORMED IN ADVANCE OF THE DATE ON WHICH THE FUND WILL CLOSE.

HOW TO BUY SHARES

You can open a new account by:

- mailing in an application with a check for $1,000 or more, or

- exchanging $1,000 or more from your existing account with another of the Artisan Funds. For more details, see "Telephone Exchange Plan" on page 15.

After your account is open, you may add to it by:

- mailing a check or money order along with the form at the bottom of your account statement, or a letter (the Fund does not accept third-party checks);

- moving money from your bank account by telephone, provided you have elected this privilege on your new account application;

- moving an investment from another Artisan Fund to the Fund by telephone, provided you have elected this privilege;

- wiring money from your bank; or

- making automatic investments.

The Fund is a NO-LOAD FUND, which means you pay no sales commissions of any kind. The price you pay for shares is the net asset value per share next calculated after your investment is received and accepted. An order is considered received when the application (for a new account) or information identifying the account and the money are received. See "Shareholder and Account Policies" on page 13 for information about share price. The Fund does not issue share certificates.

MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT.......$1,000

TO ADD TO AN ACCOUNT.....$   50

MINIMUM BALANCE..........$  500

The initial minimum investment will be waived if you participate in the Automatic Investment Plan. Because it is very expensive for the Fund to maintain small accounts (and that cost is borne by all shareholders), the Fund reserves the right to close your account if the value is less than $500 (or $1,000 if you discontinued the Automatic Investment Plan before your account reached $1,000). Before closing a small account, the Fund will notify you and allow you at least 30 days to bring the value of the account up to the minimum.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan is a convenient way for you to make regular, systematic investments into your Fund. Through the Automatic Investment Plan, you purchase shares by transferring money (minimum of $50 per transaction) from your designated checking or savings account. Your automatic investment in the Fund will be processed monthly on a draft date designated by you, between the 3rd and 28th of the month only. The draft will be made on or about (possibly earlier or later than) the date requested due to the processing complexities associated with weekends, holidays, etc. Artisan Funds will not be responsible for non-sufficient funds fees.

WAYS TO SET UP YOUR ACCOUNT
-------------------------------------------------------------------------------
INDIVIDUAL OR JOINT OWNERSHIP
For your general investment needs

Individual accounts are owned by one person. Joint accounts can have two or more owners.

-------------------------------------------------------------------------------
RETIREMENT
To defer taxes on your retirement savings

Retirement plans allow individuals to defer taxes on investment income and capital gains. Contributions to these accounts may be tax deductible. RETIREMENT ACCOUNTS REQUIRE SPECIAL APPLICATIONS WHICH MAY BE OBTAINED BY CALLING 1-800-344-1770.

- INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) provide an attractive means to save money on a tax-advantaged basis. Regular IRAs allow anyone of legal age and under 70 1/2 to invest up to $2,000 per tax year. Roth IRAs provide additional flexibility. While non-deductible, there is no income tax on qualified withdrawals. Individuals age 70 1/2 and over may contribute. Minimum withdrawals are not required after age 70 1/2.

- ROLLOVER IRAS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

- SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) allow small business owners or those with self-employment income to make tax-deductible contributions of up to 15% of the first $160,000 of compensation per year for themselves and any eligible employees.

- OTHER RETIREMENT PLANS - The Fund may be used as an investment in other kinds of retirement plans, including Keogh or corporate profit sharing and money purchase plans, 403(b) plans and 401(k) plans. All of these accounts need to be established by the trustee of the plan. The Fund does not offer prototypes of these plans.

An IRA disclosure statement is delivered in advance of opening any IRA account and contains information unique to retirement accounts. It also contains a summary of the custodian fees which may be incurred for set-up and maintenance of an IRA account.

-------------------------------------------------------------------------------
GIFT OR TRANSFER TO A MINOR (UGMA, UTMA)
To invest for a minor's education or other future needs

These custodial accounts provide a way to give money to a minor. The account application should include the child's social security number.

TRUST OR ESTABLISHED EMPLOYEE BENEFIT OR PROFIT-SHARING PLAN
For money being invested by a trust, employee benefit plan or profit-sharing plan

The trust or plan must be established before an account can be opened. The date of the trust or plan should be included on the new account application.

-------------------------------------------------------------------------------
BUSINESS OR ORGANIZATION
For investment needs of corporations, associations, partnerships, institutions or other groups

You will need to send a certified corporate resolution (indicating which officers are authorized to act) with your application.

-------------------------------------------------------------------------------

HOW TO BUY SHARES
-------------------------------------------------------------------------------
MAIL
-------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:
- Complete and sign the new account application. Make your check or money order payable to "Artisan Funds" or "Artisan Small Cap Fund." Third-party checks will not be accepted.

  Mail to the address on the new account application.

FOR OVERNIGHT DELIVERY:
  Artisan Funds
  c/o Boston Financial Data Services
  2 Heritage Drive
  Quincy, MA 02171

TO ADD TO AN ACCOUNT:
- Make your check or money order payable to "Artisan Funds" or "Artisan Small Cap Value Fund." Put your account number on your check.

Mail your check and form at the bottom of your account statement (or a letter) to the address on your account statement.

FOR OVERNIGHT DELIVERY:
  Artisan Funds
  c/o Boston Financial Data Services
  2 Heritage Drive
  Quincy, MA 02171
-------------------------------------------------------------------------------
PHONE 1-800-344-1770
-------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:

- You may not open a new account by phone, except by exchange of $1,000 or more from your identically registered account in another of the Artisan Funds.

- You may establish the telephone transaction option when you open an account by electing the option on your new account application.

TO ADD TO AN ACCOUNT:
- If you did not elect the telephone transaction option on your new account application for the Fund or for another of the Artisan Funds, complete the shareholder options form to make investments by phone from $50 to $25,000 into your account and to participate in the telephone exchange plan.

- All telephone trades must be placed between 7:00 a.m. and 3:00 p.m. Central time on days the NYSE is open for trading.
-------------------------------------------------------------------------------
WIRE
-------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:
- Call 1-800-344-1770 for instructions on opening an account by wire.

TO ADD TO AN ACCOUNT:
- Call 1-800-344-1770 for instructions on adding to an account by wire.

-------------------------------------------------------------------------------
AUTOMATIC INVESTMENT PLAN
-------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:
- If you sign up for the Automatic Investment Plan when you open your account, the minimum initial investment will be waived.

- Complete and sign the Automatic Investment Plan section of the new account application.

TO ADD TO AN ACCOUNT:
- Sign up for the Automatic Investment Plan on the shareholder options form or call 1-800-344-1770 for instructions on how to add to your existing account.

HOW TO SELL SHARES

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value per share (share price) calculated after your order is received and accepted. See "Shareholder and Account Policies" on page 13 for more information about share price.

To sell shares in a regular (non-IRA) account, you may use any of the methods described here. To sell shares in an IRA account, your request must be made in writing. If you need an IRA distribution form, call us at 1-800-344-1770.

SELLING SHARES IN WRITING

Write a "letter of instruction" with:

- each owner's name and address,

- the Fund's name,

- your account number,

- the dollar amount or number of shares to be redeemed, and

- the signature of each owner as it appears on the account.

Mail your letter to:
  Artisan Funds
  c/o Boston Financial Data Services
  P.O. Box 8412
  Boston, MA 02266-8412

For overnight delivery use:
  Artisan Funds
  c/o Boston Financial Data Services
  2 Heritage Drive
  Quincy, MA 02171

CERTAIN REDEMPTION REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE, designed to protect you and the Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

- you wish to redeem more than $25,000 worth of shares;

- if you add/change your name or add/remove an owner on your account;

- if you add/change the beneficiary on your account;

- the check is being mailed to an address different than one on your account (record address);

- the check is being made payable to someone other than the account owner;

- when you add the telephone redemption option to your existing account;

- if you transfer the ownership of your account; or

- you have changed the address on the account by phone within the last 60 days.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

When purchases are made by check or automatic investment plan, payment of redemption proceeds may be delayed until the Fund is reasonably certain that payment for the shares has been collected, which may take as long as 15 days.

HOW TO SELL SHARES                 SPECIAL REQUIREMENTS
-------------------------------------------------------------------------------
NOTE: Some redemptions require signature guarantees. See page 11.
-------------------------------------------------------------------------------
MAIL
-------------------------------------------------------------------------------
Individual, Joint Owners, Sole     - The letter of instruction must be
Proprietorships,                     signed by all persons required to
UGMA, UTMA                           sign for transactions (usually, all
                                     owners of the account) exactly as their
                                     names appear on the account.

Trust                              - The letter of instruction must
                                     include the signatures of all trustees.

All Others                         - Call 1-800-344-1770 for instructions.

-------------------------------------------------------------------------------
PHONE 1-800-344-1770
-------------------------------------------------------------------------------
All accounts except IRAs           - You automatically have the telephone
                                     redemption option (which allows you to
                                     redeem at least $500 and up to $25,000
                                     worth of shares per day by phone)
                                     unless you declined it on your new
                                     account application. If you declined
                                     the telephone redemption option, call
                                     1-800-344-1770 for instructions on how
                                     to add it.

                                   - All telephone trades must be placed
                                     between 7:00 a.m. and 3:00 p.m. Central
                                     time on days the NYSE is open for trading.

-------------------------------------------------------------------------------
WIRE
-------------------------------------------------------------------------------
All account types except IRAs      - We will transmit payment by wire for
                                     a fee (currently $5.00) to a pre-
                                     authorized bank account. Usually, the
                                     funds will arrive at your bank the
                                     next business day.

-------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS
-------------------------------------------------------------------------------
All account types except IRAs      - Sign up for systematic withdrawals
                                     (distributions from your account at
                                     regular intervals in specified dollar
                                     amounts of at least $50) by calling
                                     1-800-344-1770 for instructions on how
                                     to add this option.

                                   - You must have at least $5,000 in your
                                     account before you are eligible to sign up for this option. If the amount in your account is not sufficient to meet a withdrawal, the remaining amount in the account will be redeemed.

SHAREHOLDER AND ACCOUNT POLICIES
-------------------------------------------------------------------------------
STATEMENTS AND REPORTS
Statements and reports that the Fund sends to you include:

- Confirmation statements (after every transaction in your account or change in your account registration);

- Account statements (quarterly);

- Annual and semi-annual reports with financial statements; and

- Year-end tax statements.

We recommend that you keep each quarterly account statement and, especially, each calendar year-end statement with your other important financial papers since you may need to refer to them at a later date for tax purposes.

If you need copies of current or preceding year statements call 1-800-344-1770. Copies of statements for earlier years are available and are subject to a $10 processing fee.

SHARE PRICE

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange ("NYSE") is open. THE OFFERING PRICE (price to buy one share) and REDEMPTION PRICE (price to sell one share) are the same and represent the Fund's net asset value per share calculated at the next Closing Time after receipt of your purchase or redemption order. Closing Time is the time of the close of regular session trading on the NYSE, which is usually 3:00 p.m. Central time but is sometimes earlier.

THE FUND'S NET ASSET VALUE PER SHARE is the value of a single share, and is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding.

Fund securities and assets are valued primarily on the basis of market quotations from the primary market in which they are traded or, if quotations are not readily available, by a method that the board of directors believes accurately reflects a fair value. Values of foreign securities are translated from the local currency into U.S. dollars using current exchange rates.


PURCHASES

- All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

- The Fund does not accept cash, credit cards or third-party checks.

- If your check or telephone purchase order does not clear, your purchase will be cancelled and you will be liable for any losses or fees the Fund or its transfer agent incurs.

_ Your ability to make automatic investments and telephone purchases may be immediately terminated if any item is unpaid by your financial institution.

_ THE FUND RESERVES THE RIGHT TO reject any purchase order. For example, a purchase order may be refused if, in Artisan Partners' opinion, it is so large that it would disrupt management of the Fund.

CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with the Fund may enter confirmed purchase orders or redemption requests on behalf of customers on an expedited basis, including orders by phone, with payment to follow no later than the time when the Fund's net asset value is calculated on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses. These institutions may impose charges on their clients for their services and those charges could constitute a significant portion of a smaller account.

Some financial institutions that maintain nominee accounts with the Fund for their clients who own Fund shares charge an annual fee of up to .35% of the average net assets held in such accounts for accounting, servicing and distribution services they provide with respect to the underlying Fund shares. Those fees are allocated between the Fund and Artisan Partners with the Fund paying an amount not to exceed a cost approximating the transfer agency expense that would be incurred by the Fund if the shares held in those nominee accounts were held directly by the beneficial owners. The balance of the fee, and all other expenses incurred in the sale and promotion of Fund shares, is paid by Artisan Partners.

REDEMPTIONS

- Normally, redemption proceeds will be mailed within seven days after receipt of the request for redemption.

- The Fund may hold payment on redemp tions until it is reasonably satisfied that it has received payment for a recent purchase made by check or by an automatic investment or telephone purchase, which can take up to fifteen days.

- If you make a telephone redemption, the Fund will send payment for your redemption one of three ways: (i) by mail; (ii) by Electronic Funds Transfer
  (EFT) to a pre-authorized bank account; or (iii) to your bank account by wire transfer. The cost of the wire (currently $5.00) will be deducted from the payment. Your bank also may impose a fee for the incoming wire. Payment by EFT will usually arrive at your bank two banking days after your call. Payment by wire is usually credited to your bank account on the next business day after your call.

- Redemptions may be suspended or pay ment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

If the Fund sends you a check (paying for a redemption, systematic withdrawal payment, or a dividend or capital gain distribution you elected to receive in cash) and the check is returned "undeliverable" or remains uncashed for six months, the check will be canceled and the proceeds will be reinvested in the Fund at the net asset value per share on the date of cancellation. In addition, after that six-month period, your systematic withdrawal payments will be canceled and future withdrawals will occur only when requested, or your cash election will automatically be changed and future dividends and distributions will be reinvested in your account.

ACCOUNT REGISTRATION

ADDRESS CHANGES for your account may be made by writing us a letter or by calling us at 1-800-344-1770. The Fund will send a written confirmation of the change to both your old and new addresses. No telephone redemptions may be made for 60 days after a change of address by phone. During those 60 days, a signature guarantee will be required for any written redemption request unless your change of address was made in writing with a signature guarantee.

TELEPHONE TRANSACTIONS

YOU MAY INITIATE MANY TRANSACTIONS, INCLUDING EXCHANGES, PURCHASES AND REDEMPTIONS, BY TELEPHONE. The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of telephone transactions. If the Fund fails to follow reasonable procedures, the Fund may be responsible for resulting losses.

You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. If you are unable to reach the Fund by phone (for example, during periods of unusual market activity), consider placing your order by mail.

TELEPHONE EXCHANGE PLAN

The telephone exchange plan permits you to transfer investments among the Artisan Funds between the hours of 7:00 a.m. and 3:00 p.m., Central time, on days the NYSE is open for trading. The exchange plan does not apply to Artisan International Institutional Shares, a class of shares of Artisan International Fund available only to certain institutional investors. Artisan Small Cap Fund is closed to new investors. You may use the exchange plan to purchase shares of Artisan Small Cap Fund only if you are eligible to make an investment in that fund, as described in the prospectus of Artisan Small Cap Fund. After the Fund has closed to new investors, you will be able to use the exchange plan to open a new Fund account only if you are eligible to open a new account directly. See page 7 for information on eligibility to invest.

Each exchange between accounts must be at least $1,000. The price of shares exchanged among the Artisan Funds is determined at the end of that day's trading session.

Telephone exchange plan restrictions:

- To exchange between funds, both accounts must be registered in the same name, address and taxpayer identification number.

- To open a Fund account by telephone by exchanging an investment from another of the Artisan Funds, you must have previously elected the telephone transaction option for the fund from which the exchange will be made.

- Before exchanging into another Artisan Fund, you should carefully read that fund's prospectus which may be obtained by calling 1-800-344-1770.

- The exchange of shares may have tax consequences to you.

- If your account is subject to backup withholding, you may not use the telephone exchange plan.

- Because excessive trading can hurt performance and shareholders, Artisan Funds reserves the right to temporarily or permanently terminate the telephone exchange plan of any investor who makes excessive use of the plan. Artisan Funds also may limit the number of transfers per calendar year.

- Artisan Funds reserves the right to terminate or modify the telephone exchange plan at any time, but will try to give you prior notice whenever it is able to do so.

DIVIDENDS, CAPITAL GAINS, AND TAXES
-----------------------------------

The Fund intends to distribute substantially all of its net income and net realized capital gains to shareholders at least annually.

DISTRIBUTION OPTIONS

When you open an account, specify on your new account application how you want to receive your distributions. If you later want to change your distribution option, you may do so either by a written request or by calling us at 1-800-344-1770. The Fund offers three options:

- REINVESTMENT OPTION. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund. If you do not indicate a choice on your new account application, your distributions will be reinvested automatically.

- INCOME-ONLY OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend.

- CASH OPTION. You will be sent a check for all distributions.

FOR IRA ACCOUNTS, all distributions are automatically reinvested because payment of distributions in cash would be a taxable distribution from your IRA and might be subject to income tax and penalties if you are under 591-1/2 years old. After you are 591-1/2, you may request payment of distributions in cash which might be subject to income tax.

When you reinvest, the reinvestment price is the Fund's net asset value per share at the close of business on the reinvestment date. The mailing of distribution checks will usually begin on the payment date, which is usually one week after the ex-dividend date.

TAXES

As with any investment, you should consider how the return on your investment in the Fund will be taxed. If your account is a tax-deferred account (for example, an IRA or an employee benefit plan account), the following tax discussion does not apply. If your account is not a tax-deferred account, however, you should be aware of the following tax rules:

TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and also may be subject to state or local taxes. If you live outside the United States, your distributions also could be taxed by the country in which you reside.

Your distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in October, November or December and paid in January to shareholders of record during the preceeding year are taxable as if they were received by you on December 31.

For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Every January, the Fund will send you and the IRS a statement, called a Form 1099, showing the amount of each taxable distribution you received in the previous calendar year.

TAXES ON TRANSACTIONS. When you redeem shares you will recognize a capital gain or loss if there is a difference between the cost of your shares and the price you receive when you sell them.

Whenever you sell shares of the Fund, you will receive a confirmation statement showing how many shares you sold and at what price. You also will receive a year-end statement every January reporting, among other things, your average cost basis in the shares you sold. This will allow you or your tax preparer to determine whether a redemption resulted in a capital gain or loss and the tax consequences of that gain or loss (although you or your tax preparer may choose an alternative method of calculating your basis). However, be sure to keep your regular account statements; the information they contain will be essential in verifying the amount of your capital gains or losses.

When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you fail to comply with applicable IRS regulations including the certification procedures described above, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

FOREIGN INCOME TAXES. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The Fund will not be eligible to make an election to permit you to claim a foreign tax credit for your share of such taxes because it will not meet the requirement of having more than 50% of its assets invested in stocks or securities of foreign corporations. However, the Fund expects such taxes to be deductible by it in computing its taxable income.

-------------------------------------------------------------------------------
UNDERSTANDING DISTRIBUTIONS.
As a shareholder, you are entitled to your share of the Fund's net income and any gains realized on its investments. The Fund's income from dividends and interest and any net realized short-term gain are paid to you as DIVIDENDS. The Fund's net realized long-term gains are paid to you as CAPITAL GAIN DISTRIBUTIONS.
-------------------------------------------------------------------------------

THE FUND IN DETAIL
------------------

ORGANIZATION

Artisan Small Cap Value Fund is a series of Artisan Funds, Inc. ("Artisan Funds"), an open-end, diversified management investment company which was incorporated under Wisconsin law in 1995.

Each share of the Fund has one vote. All shares participate equally in dividends and other distributions declared by the board of directors and all shares of the Fund have equal rights in the event of liquidation of the Fund. Shares of the Fund have no preemptive, conversion or subscription rights.

ARTISAN FUNDS IS GOVERNED BY A BOARD OF DIRECTORS which is responsible for protecting the interests of the shareholders of the Fund. The directors are experienced executives and professionals who meet at regular intervals to oversee the activities of the Fund, review contractual arrangements with companies that provide services to the Fund and review performance. A majority of directors are not otherwise affiliated with the Fund or Artisan Partners.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940 (the federal securities law that governs the regulation of investment companies). The Fund has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders. The Fund believes that not holding shareholder meetings except as otherwise required reduces the Fund's expenses and enhances shareholder return.

THE FUND MAY HOLD SPECIAL MEETINGS OF SHAREHOLDERS. These meetings may be called to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. You are entitled to one vote for each share of the Fund that you own. Shareholders not attending these meetings are encouraged to vote by proxy.

MANAGEMENT

The Fund is managed by Artisan Partners Limited Partnership, which selects the Fund's investments and handles its business affairs, under the direction of the board of directors. Artisan Partners is a limited partnership managed by its general partner, Artisan Investment Corporation, controlled by Andrew A. Ziegler and Carlene Murphy Ziegler.

Scott C. Satterwhite, vice president of Artisan Funds, is the Fund's portfolio manager. Prior to joining Artisan Partners in June 1997, Mr. Satterwhite was portfolio manager of the Biltmore Special Values Fund and was Senior Vice President and Manager of Personal Trust Portfolio Management for the Personal Financial Services Group of Wachovia Bank of North Carolina, N.A. Mr. Satterwhite is a Chartered Financial Analyst. He has a bachelor's degree from the University of the South and MBA from Tulane University.

Immediately prior to joining Artisan Partners, Mr. Satterwhite was the portfolio manager of the Biltmore Special Values Fund, which he managed from August 1, 1993 through May 31, 1997 and throughout that period had full discretionary authority over the selection of investments for the fund. Average annual total returns for the Biltmore Special Values Fund for the following periods were:

6/1/96 - 5/31/97 (1 year).................25.00%
6/1/94 - 5/31/97 (3 years)................25.95%
8/1/93 - 5/31/97 (3 years, 10 months).....19.78%

Past performance is not a guarantee of future results and the information shown reflects the performance of another fund managed by Mr. Satterwhite, not the performance of the Fund. The average annual total returns of the Biltmore Special Values Fund shown are those of its Class A shares and do not include the effect of the sales charges applicable to those shares. If an investor had paid the Class A sales charge of 4.50% on the first day of each of the above periods, the average annual total returns for Biltmore Special Values Fund including that sales charge would have been 19.38%, 24.03% and 18.35%, respectively. Artisan Small Cap Value Fund is a no-load fund. The returns achieved by Mr. Satterwhite as portfolio manager of the Biltmore Special Values Fund reflect the expenses of the fund and the value of its assets: the expenses of the Fund are estimated to be higher and the effect of those expenses may result in less favorable performance. However, actual expenses may be higher or lower than those estimated.

Andrew A. Ziegler is a director and chief executive officer of Artisan Funds. Immediately prior to founding Artisan Partners in 1995, Mr. Ziegler was president and chief operating officer of Strong/ Corneliuson Capital Management, and president of the Strong Funds; prior thereto, Mr. Ziegler was Executive Vice President and General Counsel of Strong. From 1986 to 1990, Mr. Ziegler was an attorney with the law firm of Godfrey & Kahn, S.C., Milwaukee, WI. Mr. Ziegler holds a B.S. from the University of Wisconsin - Madison and a J.D. from the University of Wisconsin Law School.

Carlene Murphy Ziegler is a director and the president of Artisan Funds and is co-portfolio manager of Artisan Small Cap Fund. Prior to founding Artisan Partners in 1995, Ms. Ziegler was a co-portfolio manager of the Strong Common Stock Fund and Strong Opportunity Fund. From 1986 to 1991, Ms. Ziegler was a co-portfolio manager of the SteinRoe Special Fund. Ms. Ziegler holds B.A. and M.A. degrees from the University of Illinois and an M.B.A. from the University of Chicago Graduate School of Business. She also is a Chartered Financial Analyst.

Lawrence A. Totsky is chief financial officer of Artisan Funds and principal administrative and financial officer. Prior to joining Artisan Partners in 1998, Mr. Totsky was Senior Vice President and Director of Mutual Fund Administration at Strong Capital Management, where he was employed since 1987. Mr. Totsky holds a B.B.A. from the University of Wisconsin-Milwaukee.

State Street Bank and Trust Company ("State Street"), 1776 Heritage Drive, North Quincy, MA 02171, is the Fund's transfer and dividend disbursing agent. State Street also serves as the Fund's custodian and accounting agent.

The address of Artisan Partners is 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202. Artisan Partners also has offices in San Francisco, California and Atlanta, Georgia.

EXPENSES

Like all mutual funds, the Fund pays expenses related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends.

The Fund pays a MANAGEMENT FEE to Artisan Partners for managing its investments and business affairs. For services furnished by Artisan Partners, the Fund has agreed to pay an annual fee of (i) 1% of its average daily net assets up to $500 million; (ii) .975 of 1% of its average daily net assets from $500 to $750 million; (iii) .950 of 1% of its average daily net assets from $750 million to $1 billion and (iv) .925 of 1% of its average daily net assets over $1 billion.

While the management fee is a significant component of the Fund's annual operating costs, the Fund has other expenses as well. The Fund pays the fees of its custodian, transfer agent, fund accountants, independent accountants and lawyers. It also pays other expenses such as the cost of compliance with federal and state laws, proxy solicitations, shareholder reports, taxes, insurance premiums and the fees of directors who are not otherwise affiliated with the Fund or Artisan Partners.

THE FUND'S INVESTMENT PHILOSOPHY

Artisan Small Cap Value Fund invests for long-term capital growth.

The Fund invests primarily in common stocks that appear undervalued relative to earnings, book value, cash flows or potential earnings growth, and that are issued by small companies whose outstanding shares have an aggregate market value of less than $1 billion. It attempts to manage investment risk in the stocks it purchases by emphasizing investments in businesses that have positive cash flow, strong balance sheets, and business strategies that are economically sound under ordinary circumstances. Stocks are generally sold when they approach the Fund's estimate of their enterprise value.

Because the Fund typically invests in companies that are characterized by sparse Wall Street research coverage, it uses its own detailed screening and research process. Companies in which the Fund invests usually appear undervalued because they fall into one of the following categories:

- The company operated in an industry category that is cyclical in nature and is presently out of favor.

- The company has assets which are not adequately reflected in its market value.

- The company has experienced problems leading to a depressed stock price, but is or is likely to undergo some change which the Fund believes will improve its operations.

- The company is undiscovered or misunderstood by Wall Street analysts.

In addition to emphasizing investments in companies that are undervalued and represent acceptable investment risks, the Fund attempts to manage portfolio risk by diversifying its holdings to avoid concentration in any one stock or industry sector.

The Fund invests primarily in equity securities, including common and preferred stocks, warrants or other similar rights. The Fund may from time to time invest up to 10% of its total assets in foreign securities. The Fund also may invest in other types of securities, such as convertible debt securities, and may engage in certain investment practices such as short sales "against the box"; however, the Fund does not currently intend to commit more than 5% of its total assets to such securities or practices.

The Fund intends to be substantially fully invested in equity securities in ordinary circumstances, although the Fund may invest without limit in high-quality, short-term corporate obligations or government obligations or hold cash or cash equivalents if Artisan Partners determines that a temporary defensive position is advisable.

The Fund uses various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates, or other factors that affect the value of its portfolio. These techniques include buying and selling options, futures contracts and options on futures contracts or entering into currency exchange contracts.

Although the Fund does not generally purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Occasionally, securities purchased on a long-term basis may be sold within a short period of time after purchase in light of a change in the circumstances of a particular company or industry or in general market or economic conditions.

The investment objective of the Fund may be changed by the board of directors without shareholder approval. If there were such a change, you should consider whether the Fund would remain an appropriate invest ment in light of your then current financial position and needs. The Fund is not intended to present a balanced investment program.

SECURITIES, INVESTMENT PRACTICES AND RISKS

The following pages contain more detailed information about types of investments the Fund may make and strategies Artisan Partners may employ in pursuit of the Fund's investment objective, including information about the risks and restrictions associated with these instrument types and investment practices. All investment policies stated throughout this prospectus, other than those identified as fundamental, can be changed without shareholder approval. A complete statement of the Fund's investment restrictions is included in the Statement of Additional Information. Compliance with policies and limitations is determined at the time of purchase of a security; the Fund is not required to sell an investment because of a later change in circumstances.

The Fund may not buy all of these instruments or use all of these techniques to the full extent permitted unless Artisan Partners believes that doing so will help the Fund achieve its goal. As a shareholder, you will receive semi-annual and annual reports detailing the Fund's holdings and describing recent investment practices.

COMMON STOCKS AND OTHER EQUITY SECURITIES
Common stocks represent an equity (ownership) interest in a corporation. This ownership interest often gives the holder the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term.

The Fund invests mostly in the common stock of small companies, defined for this purpose as those companies whose outstanding common stock has a total market value of less than $1 billion. During some periods, the securities of small companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small companies tend to be more volatile and less liquid than stocks of large companies. Compared to larger companies, small companies may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure and may have a smaller public market for their shares.

The Fund may also invest in preferred stocks, and in interests in master limited partnerships and real estate investment trusts ("REITs"). Preferred stocks represent an equity interest in a corporation which, compared to common stock, generally has a preferred return, but more limited appreciation potential. The Fund's investments in master limited partnerships and REITs are the equity investments in those entities.

RESTRICTIONS: Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of issuers with an aggregate common stock market capitalization of less than $1 billion. The Fund may not acquire more than 10% of the outstanding voting securities of any one issuer.*

FOREIGN SECURITIES

Investments in foreign securities, including American Depository Receipts ("ADRs"), provide opportunities different from those available in the U.S. and risks which may be greater in some ways than in U.S. investments. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. Investing in foreign securities may pre-sent economic, market, currency fluctuation, and political risks that are different, and in some cases greater, than investing in U.S. securities. See the Fund's Statement of Additional Information for more information.

RESTRICTIONS: The Fund's investments in foreign securities (including ADRs) are limited to not more than 25% of its total assets. The Fund does not intend to invest more than 10% of its total assets in foreign securities.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities (securities convertible into underlying equity securities). In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock. Although convertible securities purchased by the Fund are frequently rated investment grade, theFund also may purchase unrated securities or securities rated below investment grade if the securities meet Artisan Partners' other investment criteria.

RESTRICTIONS: The Fund does not intend to invest more than 5% of its net assets in convertible securities.

MANAGING INVESTMENT EXPOSURE

The Fund uses various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of its portfolio. These techniques include buying and selling derivative securities such as options, futures contracts, or options on futures contracts or entering into currency exchange contracts. INVESTMENTS IN DERIVATIVE SECURITIES INVOLVE SIGNIFICANT RISKS AND MAY INCREASE THE VOLATILITY OF THE FUND.

These techniques are used by Artisan Partners to adjust the risk and return characteristics of the Fund's portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. These techniques are used by the Fund for hedging, risk management or portfolio management purposes and not for speculation, although there is no limitation on the percentage of assets that can be committed to derivative securities. In addition, particular types of derivative securities are subject to certain limitations and restrictions described in the Statement of Additional Information under the heading "Investment Techniques _ Managing Investment Exposure."

Futures contracts and options can be highly volatile and are subject to price movements in underlying securities. The Fund's attempt to use such investments for hedging purposes may not be successful and could result in reduction of the Fund's total return. In addition, the loss from investing in futures transactions is potentially unlimited and the Fund may be unable to control losses by closing its position if a liquid secondary market does not exist.

*The restriction is "fundamental" which means it cannot be changed without shareholder approval.

ILLIQUID AND RESTRICTED SECURITIES

Some investments may be determined by Artisan Partners to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Other securities, such as securities acquired in private placements, may be sold only in compliance with certain legal restrictions. Certain of these securities are often referred to as Rule 144A securities. Difficulty in selling securities may result in delays or a loss or may be costly to the Fund. A Rule 144A security may be treated as liquid if the board of directors of the Fund so determines based on an analysis of relevant information including trading activity and availability of reliable price information.

RESTRICTIONS: The Fund may not invest more than 10% of its net assets in illiquid or restricted securities other than Rule 144A securities.

DIVERSIFICATION

Diversifying the investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one company or, on a broader scale, limiting the amount invested in any one industry or country.

RESTRICTIONS: With respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer. The Fund may not invest more than 25% of its total assets in any one industry. These limitations do not apply to U.S. government securities.*

LENDING PORTFOLIO SECURITIES; REPURCHASE AGREEMENTS; WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The Fund may make loans of its portfolio securities to broker-dealers and banks and may invest in repurchase agreements as a cash management technique. A repurchase agreement is a sale of securities to the Fund in which the seller agrees to repurchase the securities at a higher price within a specified time. The Fund could experience losses or delays in the event of bankruptcy of the seller of a repurchase agreement.

The Fund may invest also in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

RESTRICTIONS: The Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed one-third of its total assets.* The Fund does not currently intend to loan more than 5% of its net assets or to have commitments to purchase when-issued securities in excess of 5% of its net assets.

BORROWING

Artisan Funds maintains a line of credit with a major bank to permit borrowing by the Fund on a temporary basis. The Fund will not purchase securities when total borrowings by the Fund are greater than 5% of its net asset value.

RESTRICTIONS: The Fund may not borrow money, except as a temporary measure for extraordinary or emergency purposes, and then the aggregate borrowings at any one time may not exceed 33 1/3% of its total assets (at market).*

*The restriction is "fundamental" which means it cannot be changed without shareholder approval.

OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies. Investment in another investment company may involve the payment of a premium above the value of the issuer's portfolio securities and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. The Fund does not intend to invest in other investment companies unless, in the judgment of Artisan Partners, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

RESTRICTIONS: The Fund generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment). No investment in another investment company may represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

PORTFOLIO TURNOVER

During normal market conditions, it is anticipated that the Fund's portfolio turnover rate generally will be less than 100%, but may vary significantly from year to year. Flexibility of investment and emphasis on long-term capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A higher rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. Portfolio turnover in excess of 100% is considered to be high.

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ARTISAN FUNDS
C/O BOSTON FINANCIAL DATA SERVICES
P.O. BOX 8412
BOSTON, MA  02266-8412